Long-Term Debt	12 Months Ended
Dec. 31, 2020
Long-Term Debt
Long-Term Debt

7. Long-Term Debt

Components of long-term debt were as follows as of December 31, 2020 and 2019:

	December 31,
	2020	2019
2019 Mezzanine Term Loan	$—	$10,000
Unamortized debt discount	—	(372)
Net carrying amount	$—	$9,628

2019 Mezzanine Term Loan

In December 2019, the Company entered into a mezzanine term loan for up to $40.0 million; $30.0 million of which is immediately available and an additional $10.0 million available upon the achievement of certain performance milestones (“2019 Mezzanine Term Loan”). No payments are due until the loan maturity date of December 2023.

The facility shall bear interest on the outstanding daily balance for each 2019 Mezzanine Term Loan advance at a floating per annum rate equal to the greater of five percentage points (5.0%) above the prime rate or 9.75%. In 2019, the Company drew $10.0 million of the $30 million immediately available from the 2019 Mezzanine Term Loan and used the proceeds to pay off the outstanding balance and interest of a previous term loan. There are no financial covenants associated with the 2019 Mezzanine Term Loan.

In June 2020, the Company paid the $10.0 million outstanding principal amount related to the 2019 Mezzanine Loan, plus all accrued and unpaid interest. The Company recognized a loss on extinguishment of $0.4 million related to unamortized issuance costs within Interest expense in the consolidated statements of operations.